Exhibit 10.20

                              AMENDED AND RESTATED
                         MARSH & McLENNAN CAPITAL, INC.
                        DEFERRED COMPENSATION AND PROFITS
                            LIMITED PARTNERSHIP PLAN

                       (Effective as of December 1, 1998)


Section 1.   PURPOSE.

              The purpose of the Plan is to enable the Employer to attract and retain key employees who are expected to contribute to the Employer's success by offering them an opportunity to defer the receipt of compensation, and the opportunity simultaneously to receive currently additional compensation in the form of a Profits Interest, enabling the Eligible Employee to obtain, subject to certain additional credit risks not present in a direct investment, an economic interest in a Fund substantially similar to the acquisition of a regular direct limited partnership interest in such Fund.

Section 2.  DEFINITIONS.

              2.1 "ACCOUNTS" means a Participant's AFR Accounts and T-Bill Account.

              2.2 "AFR ACCOUNT" means, with respect to any Participant, a book entry account established pursuant to and administered in accordance with
Section 5.

              2.3 "AFR RATE" shall mean, with respect to any Fund, the fixed rate of return as of the date of the first capital call of such Fund, equal to the applicable federal long-term rate under section 1274(d) of the Code, compounded annually, as determined in the good faith judgment of the general partner of such Fund, PROVIDED that the general partner of such Fund may increase such fixed rate of return if, as of the date of any subsequent capital call of such Fund, such fixed rate of return is less than the applicable federal rate under section 1274(d) of the Code, compounded annually.

              2.4    "BOARD" means the Board of Directors of the Corporation.

              2.5    "CODE" means the Internal Revenue Code of 1986, as amended.


                                       Amended and Restated M&M Capital Deferred
                               Compensation and Profits Limited Partnership Plan

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              2.6    "COMMITTEE"  means  the  committee  or  individual  that is authorized by the Board to administer the Plan (or, if there is no such committee or authorized individual, the Board).

              2.7 "CORPORATION" means Marsh & McLennan Capital, Inc., a Delaware corporation, or any successor thereto.

              2.8    "DEFAULT" has the meaning ascribed thereto in Section 8.1.

              2.9 "DEFERRAL COMMITMENT" with respect to each Participant means the total amount of compensation the Participant commits to defer under the Plan.

              2.10 "DEFERRAL ELECTION" means the election made by an Eligible Employee to defer receipt of compensation pursuant to Section 3 of the Plan.

              2.11   "EFFECTIVE DATE" means December 1, 1998.

              2.12 "ELIGIBLE EMPLOYEE" means for the purpose of this Plan, an officer, director or employee of the Employer who meets the requirements to be an eligible employee established by the Committee.

              2.13 "EMPLOYER" means the Corporation, and any of its successors or affiliates which adopts the Plan with respect to its employees with the consent of the Corporation.

              2.14   "EMPLOYER  LP  INTEREST"  when used in the  context  of any
Participant's interests under the Plan means the Employer LP Interest in a Fund acquired by the Participant's Employer which is associated with the Participant's Profits Interest in such Fund.

              2.15 "FUND" means, as applicable, the Marsh & McLennan Capital Professionals Fund, L.P., a Cayman Islands exempted limited partnership, or the Marsh & McLennan Capital Technology Professionals Venture Fund, L.P., a Delaware limited partnership, or any other private equity or venture capital fund a Profits Interest (or series thereof) in which the Committee deems suitable for transfer to a Participant.

              2.16 "PARTICIPANT" means any Eligible Employee who makes a Deferral Election.

              2.17 "PARTNERSHIP AGREEMENT" means the agreement governing the rights and obligations of partners (including the Employer and each Participant who becomes a partner in such Fund in accordance with Section 4 hereof) in a Fund, as in effect from time to time.

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                                       Amended and Restated M&M Capital Deferred
                               Compensation and Profits Limited Partnership Plan
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              2.18   "PLAN" means this Marsh & McLennan  Capital,  Inc. Deferred
Compensation and Profits Limited Partnership Plan, as in effect and as may be amended from time to time.

              2.19 "PROFITS INTEREST" with respect to each Participant who executes a Subscription Agreement means a Profits Interest in a Fund transferred to such Participant pursuant to Section 4.

              2.20 "RETIREMENT" has the meaning ascribed thereto in the Marsh & McLennan Companies Benefit Program.

              2.21   "SENIOR  PRINCIPALS" means any of Robert Clements,  Charles
A. Davis, Stephen Friedman and Jeffrey W. Greenberg, PROVIDED that Jeffrey W. Greenberg shall not be deemed to be a senior principal with respect to the Marsh & McLennan Capital Technology Professionals Venture Fund, L.P.

              2.22 "SUBSCRIPTION AGREEMENT" with respect to any Participant in connection with a specific Fund means the agreement between the general partner of such Fund and the Participant pursuant to which such Fund sells to the Participant, and the Participant undertakes certain commitments as a partner in such Fund, including, without limitation, the obligation to pay to such Fund an amount equal to the aggregate amount deferred, a rate of return thereon equal to the AFR Rate and any profits previously distributed in respect of, the Profits Interest.

              2.23 "T-BILL ACCOUNT" means with respect to each Participant a book entry account established pursuant to and administered in accordance with
Section 5.

              2.24 "TOTAL DISABILITY" has the meaning ascribed thereto in the Marsh & McLennan Companies Benefit Program.

              2.25 "VALUE" with respect to any Fund and as of any date shall mean the value, as determined pursuant to the Partnership Agreement of such Fund, of a Participant's Profits Interest with respect to such Fund on the valuation date of such Fund coinciding with or immediately preceding the date of determination.

Section 3.    PARTICIPATION.

              3.1 INITIAL ELECTION TO PARTICIPATE. Subject to Section 3.2, not later than 30 days after the Effective Date, an employee who is an Eligible Employee at the Effective Date may elect to defer receipt of up to that amount of compensation that the Employer shall permit to be deferred

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                                       Amended and Restated M&M Capital Deferred
                               Compensation and Profits Limited Partnership Plan
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hereunder. An employee who becomes an Eligible Employee after the Effective Date may elect, not later than 30 days after becoming eligible to participate, to defer receipt of up to that amount of compensation that the Employer shall permit to be deferred hereunder.

              3.2 COMMITTEE DISCRETION. At any time after the applicable period specified in Section 3.1, the Committee may permit an Eligible Employee to elect prior to the commencement of any period of service (or at such other time or times and subject to such other conditions as the Committee may specify) to defer receipt of up to that amount of compensation otherwise payable to the Eligible Employee in respect of such services that the Employer shall permit to be deferred hereunder. Notwithstanding the preceding sentence, unless the Committee otherwise determines, no Eligible Employee shall be eligible to participate in the Plan with respect to a specific Fund unless there is a closing of such Fund which takes place at least 30 days (or such greater or lesser period as the Committee shall determine) after the date as of which such Eligible Employee files his or her election to participate in the Plan.

              3.3 FORMS AND TERMS OF ELECTION. A Deferral Election shall be made by written notice on a form approved by the Committee and shall be effective only when filed with the Committee. Each Deferral Election shall only apply with respect to compensation that the Participant does not have the right to receive at the time of the election, and shall specify the amount of the Participant's Deferral Commitment. In determining the amount of his or her Deferral Commitment, a Participant should consider all relevant aspects of the Plan, including, without limitation, (I) the Committee's control over the timing of distributions pursuant to Section 6, (II) the generally limited availability of any hardship withdrawals pursuant to Section 6.3, (III) the consequences of termination of employment as described in Section 7.2 and (IV) the consequences of failing to satisfy such Deferral Commitment as described in Section 8. Unless otherwise determined by the Committee, any election to defer compensation hereunder shall continue in effect during the period of the Participant's employment with the Employer until the Participant's Deferral Commitment has been satisfied in full. The Corporation may, from time to time and at any time, establish a minimum amount (which may be stated as a percentage of a class of compensation eligible for deferral hereunder) that may be deferred by any Eligible Employee.

              3.4 TIMING OF DEFERRALS. The Corporation shall determine the time or times at which amounts are to be deferred in accordance with a Participant's Deferral Election. The Corporation shall specify the manner and timing of deferrals in the Deferral Election or otherwise identify the manner and timing of deferrals in writing to the Participant prior to the time at which the Participant makes his or her Deferral Election.

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                                       Amended and Restated M&M Capital Deferred
                               Compensation and Profits Limited Partnership Plan
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              3.5    SUBSCRIPTION AGREEMENT.  Each Participant shall be required to execute and deliver a Subscription Agreement in connection with each Fund in which such Participant is to receive the transfer of a Profits Interest, which Subscription Agreement shall provide that, as a condition to the receipt of the additional compensation represented by the Profits Interest described in Section 4 below, the Participant agrees, among other things: (I) to make a timely recognition election under Section 83(b) of the Code with respect to the transfer of the Profits Interest with respect to such Fund, based on the value thereof identified by the Employer, (II) to become a party to and be bound by the terms of the Partnership Agreement of such Fund and (III) to execute any documents related to such Profits Interest and to provide such information as is requested by the general partner of the Fund or its duly appointed agent.

Section 4.    PROFITS INTEREST.

              A Profits Interest in a particular Fund will be transferred to each Participant that executes a Subscription Agreement with respect to such Fund and the Partnership Agreement of such Fund at the same time as the Participant's Employer acquires the associated Employer LP Interest in such Fund. A Participant's rights with respect to any such Profits Interest shall be subject to the terms and conditions set forth in this Plan, the Subscription Agreement with respect to such Fund and the Partnership Agreement of such Fund including, without limitation, Section 7 hereof (relating to termination of employment).

Section 5.    ACCOUNTS.

              5.1 Accounts. (a) ESTABLISHMENT OF ACCOUNTS. The Employer shall establish for each Participant (I) a T-Bill Account, and (II) an AFR Account for each Fund in which such Participant is to receive the transfer of a Profits Interest.

              (b) TRANSFER OF DEFERRED AMOUNTS TO T-BILL ACCOUNTS. The amount deferred pursuant to a Participant's Deferral Election shall initially be credited to such Participant's T-Bill Account.

              (c) TRANSFERS TO AFR ACCOUNTS. At the time the Employer makes a capital contribution to a Fund in respect of its Employer LP Interest associated with the Profits Interest of a particular Participant, the lesser of (I) the balance in such Participant's T-Bill Account and (II) an amount equal to the amount of the Employer's capital contributions, shall be transferred from the Participant's T-Bill Account to the Participant's AFR Account established with respect to such Fund. If the amount of capital contributed by the Participant's Employer to such Fund in respect of the Employer LP Interest associated with the Profits Interest of such Participant exceeds the

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                                       Amended and Restated M&M Capital Deferred
                               Compensation and Profits Limited Partnership Plan
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balance in such Participant's T-Bill Account, any amounts thereafter credited to such Participant's T-Bill Account shall be immediately transferred to the Participant's AFR Account until the amount transferred to such AFR Account is equal to the amount of the Employer's capital contributions.

              (d) TRANSFERS FROM FUND AND AFR ACCOUNTS. Unless the Committee otherwise determines, whenever the Employer receives a distribution from a Fund on or in respect of its Employer LP Interest associated with the Profits Interest of a particular Participant, an amount equal to the amount distributed to the Employer shall be transferred from the Participant's AFR Account established with respect to such Fund to the Participant's T-Bill Account.

              5.2 INTEREST DEEMED CREDITED ON T-BILL AND AFR ACCOUNTS. A Participant's T-Bill Account shall be credited with interest at the end of each calendar month at a rate equal to the Generic 3-month (Treasury Bill) Mid/Last rate as of the first day of each month as reported by Bloomberg, based on the average amount credited to such T-Bill Account during such month. Each of a Participant's AFR Accounts at any time shall be credited with interest as of the last day of each calendar year at the AFR Rate, based on the number of days in the relevant period during which each amount was credited to such AFR Account; PROVIDED that in the case of any amount transferred or distributed from an AFR Account during the calendar year, interest shall be credited as of the date of such transfer or distribution. Notwithstanding anything else contained herein to the contrary, a Participant's AFR Account shall be reduced as of the date of any transfer or distribution from such AFR Account by the amount transferred or distributed from such AFR Account (plus any interest credited thereon pursuant to the preceding sentence).

Section 6.    DISTRIBUTIONS.

              6.1 DISTRIBUTIONS FROM A PARTICIPANT'S T-BILL ACCOUNT. Except to the extent otherwise expressly provided herein, no distribution shall be made from a Participant's T-Bill Account until the earlier of (I) the fifteenth anniversary of the Effective Date (or in such other manner as the Committee shall permit from time to time) or (II) any date determined by the Committee, in its discretion, which is at least one year after the date as of which the corresponding compensation was deferred. In making a determination under the preceding sentence, the Committee may take into consideration any factors it deems relevant, including, without limitation, whether the Participant has completed his or her Deferral Commitment. Unless otherwise determined by the Committee, any distribution from a Participant's T-Bill Account shall be made in a single lump sum in cash as soon as practicable following the date such distribution is first payable under the preceding sentence. Notwithstanding anything else herein to the contrary, if a Participant has received a Profits Interest which, at the time an amount would otherwise be distributable hereunder, is (or, if the Participant's employment were then to terminate, would be) subject to repurchase by the

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                                       Amended and Restated M&M Capital Deferred
                               Compensation and Profits Limited Partnership Plan
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Participant's Employer pursuant to Section 7, unless otherwise determined by the
Committee, no distribution shall be made from the Participant's T-Bill Account until the earlier to occur of the following events: (I) the transfer from the Participant's T-Bill Account to one or more of the Participant's AFR Accounts of an aggregate amount at least equal to the Participant's Deferral Commitment and
(II) the repurchase by the Participant's Employer of all or a portion of the Participant's Profits Interest pursuant to Section 7. Notwithstanding anything else herein to the contrary, in the event that a Participant's employment with the Employer terminates for any reason, and such Participant is or was a Senior Principal, the Committee shall promptly, upon the request of such Participant or an authorized representative thereof, authorize the distribution to such Participant or an authorized representative thereof of all amounts in such Participant's T-Bill Account, and such amounts shall be so distributed promptly.

              6.2 NO DISTRIBUTIONS FROM AFR ACCOUNTS. Unless the Committee shall otherwise determine, no amount shall be distributed to a Participant from any AFR Account of such Participant; instead, amounts shall be transferred from a Participant's AFR Account to the T-Bill Account as described in Section 5.1 above. If the Committee permits a distribution from an AFR Account of a Participant, the Committee shall determine the time or times and the form of such distribution.

              6.3 HARDSHIP WITHDRAWALS. Hardship withdrawals may be allowed at the sole discretion of the Committee with the consent of the Participant's Employer (which consent may be withheld for any reason), but it is intended and expected that hardship withdrawals will generally not be permitted.

Section 7.    TERMINATION OF EMPLOYMENT.

              7.1 TERMINATION DUE TO DEATH, TOTAL DISABILITY OR RETIREMENT. Notwithstanding anything else contained in the Plan to the contrary, in the event that a Participant's employment terminates due to death, Total Disability or Retirement, such Participant (or such Participant's beneficiary or legal representative) may at any time request in writing that the Participant's Employer purchase (or designate a purchaser for) all or a portion of any or all of such Participant's Profits Interests at its or their Value (or at such other amount agreed to by the Employer). The Employer shall have 90 days after receipt of a request by a Participant (or such Participant's beneficiary or legal representative) pursuant to this Section 7.1 to notify the Participant (or such Participant's beneficiary or representative) whether it will purchase (or designate a purchaser for) all or a portion of any of such Participant's Profits Interests. If the Employer elects to purchase (or designate a purchase for) all or a portion of any of a Participant's Profits Interests, such purchase, and payment of the purchase price therefor to the seller, shall occur within 60 days of such election.

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                                       Amended and Restated M&M Capital Deferred
                               Compensation and Profits Limited Partnership Plan
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Upon  the  purchase  of all or a  portion  of  any  of a  Participant's  Profits
Interests pursuant to this Section 7.1, the balance in the Participant's AFR Accounts shall be transferred to the Participant's T-Bill Account.

              7.2 TERMINATION PRIOR TO SATISFYING DEFERRAL COMMITMENT. (a) REPURCHASE OF PROFITS INTERESTS. If the employment of a Participant is terminated for any reason other than those specified in Section 7.1 prior to satisfying his or her Deferral Commitment, the Participant's Employer will purchase the portion of all of such Eligible Employee's Profits Interests attributable to the unpaid deferral for $1. With respect to any specific Fund, this will result in the Eligible Employee having a Profits Interest only in investments of such Fund that were made during the period when the Eligible Employee made deferrals to the Plan when due, PROVIDED, that amounts held in such Eligible Employee's T-Bill Account at the time of termination shall not thereafter be transferred to an AFR Account of such Eligible Employee or invested in any Fund. In addition to the rights of the Employer under Section 8.1, and subject to the last sentence of this Section 7.2(a), the Employer may at any time at its discretion purchase or designate a purchaser for all or any portion of any of such Participant's Profits Interest or other interest in the Fund, as set forth in the Partnership Agreement for such Fund. The purchase price of any such Profits Interest or portion thereof will be as set forth in the relevant Partnership Agreement. Notwithstanding the foregoing, the consent of a Participant who is a Senior Principal will be required prior to the purchase of all or any portion of any of such Participant's Profits Interests.

              (b) REMEDY FOR BREACH OF DEFERRAL COMMITMENT. If (a) at the time a Participant terminates his or her employment (I) the Participant has not fulfilled his or her obligation to make the Deferral Commitment, and (II) the amount, if any, of the Participant's Employer's capital contributions in respect of its Employer LP Interest exceeds the amount of the Participant's deferrals and (b) the Employer does not purchase the entire Profits Interest pursuant to
Section 7.2(a), the Employer may, in its discretion, put to the Participant for purchase, and the Participant shall purchase for cash the portion of the Employer LP Interest attributable to such excess contributions in accordance with the procedures set forth in Sections 8.2 and 8.3.

Section 8.    DEFAULT.

              8.1 The failure to defer compensation at the time and in the amount required by the Plan shall constitute a default under the Plan by the Participant (a "DEFAULT"). The Employer may permit the Default to be cured by a future deferral of compensation and such Participant shall not be in Default hereunder, and shall not be in Default with respect to such Participants's Profits Interest pursuant to the Partnership Agreement, to the extent of such cure. In the event that a Participant commits a Default that is not cured, with respect to each Fund the Participant will only

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                                       Amended and Restated M&M Capital Deferred
                               Compensation and Profits Limited Partnership Plan
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have a Profits  Interest  in  investments  of such Fund that are made during the period when the Eligible Employee made deferrals to the Plan when due, based upon the ratio of the Eligible Employee's deferred amount to total capital contributed to such Fund during the same period. This reduction in the Participant's Profits Interests in the Funds will occur by having the Employer purchase for $1 the rights represented by all of such Participant's Profits Interests attributable to the unpaid deferral (including to any contributions by the Employer which exceed the Participant's deferrals).

              8.2    In  addition  to the  rights of the  Employer  set forth in
Section 8.1, if, at the time of Default the amount, if any, of the Participant's Employer's capital contributions in respect of its Employer LP Interests associated with the Profits Interests of such Participant exceeds the amount of the Participant's deferrals, the Employer may, in its discretion, put to the Participant for purchase, and the Participant shall purchase for cash, the portion of any Employer LP Interest attributable to such excess contributions.

              8.3 The purchase price for such portion (described in Section 8.2) of an Employer LP Interest in a Fund shall equal the sum of (i) and (ii) where:

              (i) is the amount by which the Employer's capital contributions to such Fund with respect to the Participant exceeds the aggregate amount deferred by the Participant pursuant to his or her Deferral Commitment, and

              (ii) is an amount equal to the sum of the products, for each calendar year during which the Employer's capital contributions at any time exceeded the amount of the Participant's deferrals, of (x), (y) and (z), where:

                     (x)    is the AFR Rate;

                     (y) is the average amount, if any, by which the Employer's capital contributions, if any, in respect of its Employer LP Interest associated with the Profits Interest of such Participant exceeds the amount of the Participant's deferrals credited to his or her AFR Account with respect to such Fund; and

                     (z) is a fraction, the numerator of which is the number of days in such calendar year during which the amount described in subclause (y) was greater than zero and the denominator of which is 365.

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                                       Amended and Restated M&M Capital Deferred
                               Compensation and Profits Limited Partnership Plan
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The  Employer's  right to put such  portion of its  Employer LP Interests to the
Participant shall be exercised, if at all, by giving written notice to the Participant of its intention to put such portion of such Employer LP Interest to the Participant for purchase as of a date not less than 10 days after the date the Employer sends written notice of such exercise to the Participant. If the Participant fails to purchase such portion of such Employer LP Interest from the Employer within 5 business days of the date specified in such notice, the purchase price for such portion of such Employer LP Interest will increase on a daily basis at a rate equal to the AFR Rate, with such increase to be compounded annually on the anniversary of the date of the original notice. Notwithstanding anything else contained herein to the contrary, if the Participant does not purchase such portion of such Employer LP Interest within the time period stated in the put notice, the Employer may elect at any time, upon written notice to the Participant, not to sell such portion of such Employer LP Interest to the Participant.

Section 9.    TRANSFERABILITY.

              Neither a Participant nor such Participant's beneficiary shall have the right or power to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such Participant's or beneficiary's Accounts, other than in accordance with this Section 9. The Participant's or beneficiary's interest in the Participant's Accounts shall also not be subject to seizure for the payment of any debt, judgment, alimony or separate maintenance or be transferable by the operation of law in the event of the Participant's or any beneficiary's bankruptcy or insolvency. A Participant or his or her beneficiary shall be able to transfer or encumber his or her Profits Interest in a Fund to the extent permitted pursuant to the Partnership Agreement of such Fund, PROVIDED that the Participant agrees to have the transferee acknowledge that the transfer does not in any way impair the rights of a Participant's Employer pursuant to Section 7.

Section 10.   ADMINISTRATION.

              10.1 ADMINISTRATION. The administrator of the Plan shall be the Committee. The Committee shall have the authority, subject to the terms of the Plan; to interpret the Plan; to determine the amount of benefits payable to each Participant under the Plan; to adopt, amend and rescind rules and regulations for the administration of the Plan; and to make all determinations necessary or advisable for the administration of the Plan. In the exercise of its discretion hereunder, the Committee may treat different Participants, including similarly situated Participants, differently, and may treat the same Participant differently at different times. Any action taken or decision made by the Committee in connection with the Plan, including, without limitation, the interpretation by the Committee of any provision of the Plan, shall be final and binding on each affected Employee and any Participant and any persons claiming thereunder.

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                                       Amended and Restated M&M Capital Deferred
                               Compensation and Profits Limited Partnership Plan
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              10.2   ACTIONS BY THE CORPORATION OR THE EMPLOYER. The Corporation
shall be the sponsor of the Plan, and any action taken by the Corporation (or any of its officers, directors or agents, including the members of the Board, but excluding the members of the Committee solely when acting for the Committee) shall be taken solely in such capacity. Any action required or permitted to be taken by the Corporation pursuant to the Plan may be taken by any authorized officer without further action of the Board or the board of directors of the Employer (or any committee thereof). In no event shall the consent of the Employer be required with respect to any action (including any discretionary action) taken by the Corporation or any of its officers, directors or agents, including the members of the Board, pursuant to or in accordance with the terms of the Plan.

Section 11.   AMENDMENT AND TERMINATION.

              Subject to the last sentence of this Section 11, (I) the Board may from time to time and at any time alter, amend, suspend, discontinue, or terminate this Plan, and (II) the Employer may at any time elect to suspend, discontinue or terminate its participation in the Plan as to its own Eligible Employees. Notwithstanding the immediately preceding sentence, except as set forth in the Partnership Agreement, no action with respect to the amendment or termination of the Plan (or the Employer as to its participation in the Plan) shall reduce any Participant's accrued rights under the Plan without his or her consent, except as may otherwise be required by law. Alterations, amendments, suspensions, discontinuances or terminations of this Plan that would have a material and adverse effect on the substantive rights under this Plan of Participants who are or were Senior Principals shall require the express consent of any such affected Participants.

Section 12.   MISCELLANEOUS.

              12.1 WITHHOLDING. Any payment made or other compensation provided under the Plan shall be reduced by any amounts required to be withheld or paid with respect to such payment or compensation under all applicable federal, state and local tax and other laws and regulations which may be in effect as of the date of such payment.

              12.2 NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or any agreement entered into under the Plan shall be construed as providing any Participant or other employee with the right to continue in the employ of the Employer.

              12.3 NO RIGHTS TO CORPORATE ASSETS. The Plan is an unfunded plan of deferred compensation and nothing in the Plan shall give a Participant, the Participant's beneficiaries or any other person any interest of any kind in the assets of the Employer or its affiliates (including, without

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                                       Amended and Restated M&M Capital Deferred
                               Compensation and Profits Limited Partnership Plan
limitation,   any   Employer  LP  Interest)  or  create  a  trust  or  fiduciary
relationship   of  any  kind   between  the   Employer   and  any  such  person.
Notwithstanding anything in the Plan to the contrary, nothing in this Plan shall be construed to limit the right of the Employer to transfer or encumber any Employer LP Interest in a Fund it shall hold from time to time to the extent permitted under the terms of the Partnership Agreement of such Fund. The obligations hereunder to any Participant shall be the sole responsibility of the Participant's Employer and no other Employer shall be deemed by reason of becoming a sponsor of this Plan to have assumed any liability or responsibility therefor, or to guarantee the payment or performance by the Employer.

              12.4 NO LIMIT ON CORPORATE ACTIONS. Except as otherwise provided in Section 11, nothing contained in the Plan shall prevent the Employer from taking any action which is deemed by the Employer to be appropriate or in its best interest, whether or not such action would have any adverse effect on the Plan or any Participant's interests under the Plan. No Participant, beneficiary or other person shall have any claim against the Employer as a result of any such action.

              12.5 COMPLIANCE WITH APPLICABLE LAWS. The Employer shall not be required to take any action, including the making of any payment under the Plan, if such action would violate any applicable federal or state law. The Employer shall use its best efforts to effect compliance with such laws, including taking all reasonable actions necessary to obtain any required consents.

              12.6 RIGHT OF OFFSET. Notwithstanding anything else contained in this Plan to the contrary, as a condition of participation in the Plan and of receipt by a Participant of any Profits Interest hereunder, each Participant agrees and acknowledges that any amount due from his or her Employer may, at the discretion of the Employer, be reduced to the maximum extent permitted by applicable law by any and all amounts due and owing from the Participant to the Employer.

              12.7 GOVERNING LAW. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of New York. Titles and headings to sections are for the purpose of reference only, and in no way limit or otherwise affect the meaning or interpretation of any provision of the Plan.

                                        Marsh & McLennan Capital, Inc.


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                                       Amended and Restated M&M Capital Deferred
                               Compensation and Profits Limited Partnership Plan